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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 7, 2001


                              BRE PROPERTIES, INC.

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             (Exact name of registrant as specified in its charter)


           Maryland                         0-5305                   94-1722214
 -----------------------------     ------------------------   ----------------------
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer
         Incorporation)                                       Identification Number)


        44 Montgomery Street, 36/th/ Floor, San Francisco, CA 94104-4809
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          (Address of principal executive offices, including zip code)

                                  415-445-6530
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                    -----------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     On December 7, 2001, we commenced a medium-term note program for the possible issuance, from time to time, of up to $300,000,000 of medium-term notes, pursuant to a Registration Statement on Form S-3, File No. 333-68914 (which Registration Statement also constitutes, pursuant to Rule 429 of the Securities Act of 1933, as amended, Post-Effective Amendment No. 1 to Registration Statement No. 333-47469), declared effective by the Securities and Exchange Commission on September 20, 2001, and supplemented by a prospectus supplement dated December 7, 2001.

     The medium-term notes are issuable pursuant to an Indenture dated as of June 23, 1997, by and between us and J.P. Morgan Trust Company, National Association, as successor trustee, as amended and supplemented by the First Supplemental Indenture dated as of April 23, 1998. In connection with the commencement of our medium-term note program on December 7, 2001, and pursuant to the Indenture, we delivered an Officers' Certificate (the form of which is attached hereto as Exhibit 4.1) to J.P. Morgan Trust Company, National Association, setting forth the terms of the medium-term notes.

     On December 7, 2001, we entered into a Distribution Agreement (the form of which is attached hereto as Exhibit 1.1) with Credit Suisse First Boston Corporation, Banc of America Securities LLC, Banc One Capital Markets, Inc., ComerzBank Capital Markets Corp., First Union Securities, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC pursuant to which we appointed each of them as our agent for the purpose of soliciting and receiving offers to purchase the medium-term notes. In addition, any agent may also purchase medium-term notes as principal pursuant to a terms agreement relating to the applicable sale.

     We are filing with this current report the Distribution Agreement, the Officers' Certificate which sets forth the terms of the medium-term notes, a form of fixed rate medium-term note and a form of floating rate medium-term note.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

Exhibit
Number                       Description
-------                      -----------
 1.1 Distribution Agreement dated December 7, 2001 by and among BRE Properties, Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, Banc One Capital Markets, Inc., ComerzBank Capital Markets Corp., First Union Securities, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC.

 4.1 Officers' Certificate dated December 7, 2001, setting forth the terms of BRE Properties, Inc.'s Fixed Rate Medium-Term Notes and Floating Rate Medium-Term Notes, without exhibits.

                                        2

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       4.2      Form of Fixed Rate Medium-Term Note.

       4.3      Form of Floating Rate Medium-Term Note.

                                        3

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date: December 10, 2001                       By: /s/ Edward F. Lange, Jr.
                                                  -----------------------------
                                                  Edward F. Lange, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                        4

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                                  EXHIBIT INDEX

     Exhibit
       No.             Description
     -------           -----------

        1.1 Distribution Agreement dated December 7, 2001 by and among BRE Properties, Inc., Credit Suisse First Boston Corporation, Banc of America Securities LLC, Banc One Capital Markets, Inc., ComerzBank Capital Markets Corp., First Union Securities, Inc., Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and UBS Warburg LLC.

        4.1 Officers' Certificate dated December 7, 2001, setting forth the terms of BRE Properties, Inc.'s Fixed Rate Medium-Term Notes and Floating Rate Medium-Term Notes, without exhibits.

        4.2         Form of Fixed Rate Medium-Term Note.

        4.3         Form of Floating Rate Medium-Term Note.

                                        5